SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2001

Caterpillar Financial Services Corporation

(Exact name of registrant as specified in its charter)

0-13295
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	37-1105865 (I.R.S. Employer Identification No.)

2120 West End Avenue
Nashville, Tennessee 37203-0001
(Address of principal executive offices, with zip code)

(615) 341-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.     Other Events.

      In connection with the registrant’s Registration Statement (Form S-3), Registration No. 333-59540, the registrant is filing herewith the document listed in Item 7 below.

Item 7.     Exhibits.

4.      Form of PowerNoteSM.

8.      Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

Date: June 1, 2001	By:	/s/ Paul J. Gaeto

Paul J. Gaeto
Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

4	Form of PowerNoteSM.

8	Opinion of Orrick, Herrington & Sutcliffe LLP, as to certain tax matters.